UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024 (May 1, 2024)

CONX Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-39677	85-2728630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5701 S. Santa Fe Dr.

Littleton, CO 80120
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 472-1542

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	N/A	N/A
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On May 1, 2024 (the “Closing Date”), CONX Corp. (the “Company” or “CONX”), completed its previously announced purchase from EchoStar Real Estate Holding L.L.C. (“Seller”), a subsidiary of EchoStar Corporation (“EchoStar”), of that certain commercial real estate property (the “Property”) in Littleton, Colorado, comprising the corporate headquarters of DISH Wireless, for a purchase price of $26.75 million (the “Transaction”), pursuant to the terms of the purchase and sale agreement (as amended by that certain Amendment No. 1 thereto, dated May 1, 2024, the “Purchase Agreement”), dated as of March 10, 2024, by and between the Company and Seller (the “Closing”). The Transaction constitutes the Company’s “Business Combination”, as that term is defined in the Company’s Amended and Restated Articles of Incorporation.

In connection with the Transaction, each share of the then-issued and outstanding Class B common stock, par value $0.0001 per share of the Company (“Class B Common Stock”), automatically converted into one share of Class A common stock, par value $0.0001 per share of the Company (“Class A Common Stock”, and such conversion the “Class B Conversion”), on the Closing Date.

The foregoing descriptions of the Purchase Agreement and the transactions contemplated thereby do not purport to be complete, and are qualified in their entirety by reference to the full text of such instruments. A copy of the Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2024 and is incorporated herein by reference. A copy of Amendment No. 1 to the Purchase Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 2, 2024 and is incorporated herein by reference.

Lease Agreement

On the Closing Date, the Company and Seller entered into a lease agreement (the “Seller Lease Agreement”), pursuant to which Seller leased the Property from the Company. The Seller Lease Agreement is a “triple-net” lease. The Seller Lease Agreement provides for (i) an initial term of approximately 10 years, (ii) a base rent payable during the first year of the initial term of $228,500 per month, which will escalate annually at a rate of two percent per annum, (iii) a monthly additional rent payment, which is estimated for each calendar year and paid in equal monthly installments (“Additional Rent”), which represents Seller’s proportionate share of the operating expenses of the Property, and (iv) two five-year renewal options for Seller, with the base rent upon a renewal to be revised to fair market value and subject to the same annual escalation terms. CONX’s estimated maintenance and repair obligations with respect to roof, shell, core and systems will be reflected in the Additional Rent as operating expenses to be reimbursed by Seller. Under the Seller Lease Agreement, the responsibilities for management of the Property are allocated among the Company and Seller, as tenant, such that the Company assumes responsibility for roof, shell, core and systems and all other responsibilities (such as general maintenance and repair) are assumed by Seller.

Following the end of each calendar year, CONX will deliver to Seller a statement of the actual expenses (an “Expense Statement”) incurred at the Property for the preceding year. To the extent Seller’s proportionate share of the actual expenses incurred at the Property exceed the estimated expenses for such year, Seller will be obligated to pay CONX the difference within 30 days of its receipt of the Expense Statement. To the extent Seller’s proportionate share of the actual expenses incurred at the Property are less than the estimated expenses for such year, CONX will be required to refund Seller the difference at the time it delivers the Expense Statement.

All of Seller’s obligations under the Seller Lease Agreement are guaranteed by DISH Network Corporation (”DISH”), an affiliate of Seller.

The foregoing descriptions of the Seller Lease Agreement and the transactions contemplated thereby do not purport to be complete, and are qualified in their entirety by reference to the full text of such instruments. A copy of the Seller Lease Agreement was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on May 2, 2024 and is incorporated herein by reference.

Issuance of Series A Preferred Stock

On the Closing Date, the Company completed its previously announced transaction (the “Equity Forward Transaction”) pursuant to the terms of the subscription agreement, dated as of November 1, 2023, by and between the Company and Charles W. Ergen, the Company’s founder or an affiliate (such agreement, as amended by that certain Amendment No. 1 thereto, dated March 25, 2024, the “Subscription Agreement”). The closing of the Equity Forward Transaction was contingent upon the consummation of the Transaction. Prior to the Closing Date, Mr. Ergen assigned the Subscription Agreement in accordance with its terms to a trust established for the benefit of his family (the “Trust”). On the Closing Date, the Company issued and sold to the Trust 17,391,300 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), at an aggregate purchase price of approximately $200 million, or $11.50 per share. The Company used a portion of the proceeds from the Equity Forward Transaction to fund the purchase price for the Property.

On the Closing Date, the Company filed a Certificate of Designation (the “Certificate of Designation”) with the Secretary of State of the State of Nevada setting forth the terms, rights, obligations and preferences of the Preferred Stock. Pursuant to the Certificate of Designation, on the tenth trading day following the date on which the volume-weighted average price for the Company’s common stock over any twenty trading days within any preceding thirty consecutive trading day period is greater than or equal to $11.50, each share of Preferred Stock will mandatorily be converted into one share of Class A Common Stock, subject to certain limitations and customary adjustments for stock dividends, stock splits and similar corporate actions.

If the Preferred Stock has not earlier been converted, the Company will redeem each share of Preferred Stock after the date that is the fifth anniversary of the Closing, on not less than 10 nor more than 20 days prior notice, in cash at a price equal to $11.50 per share, subject to certain customary adjustments.

The foregoing descriptions of the Subscription Agreement, the Certificate of Designation and the transactions contemplated thereby do not purport to be complete, and are qualified in their entirety by reference to the full text of such instruments. A copy of the Subscription Agreement was filed as Exhibit 10.1 of the Current Report on Form 8-K filed by the Company with the SEC on November 1, 2023, and is incorporated herein by reference. A copy of Amendment No. 1 to the Subscription Agreement, dated March 25, 2024, was filed as Exhibit (d)(15) of Schedule TO-I filed by the Company with the SEC on April 1, 2024, and is incorporated herein by reference.

Tender Offer

Pursuant to the Tender Offer Statement on Schedule TO originally filed with the SEC by CONX on April 1, 2024 (together with any subsequent amendments and supplements thereto, the “Schedule TO”) in connection with the Company’s offer to purchase for cash up to 2,120,269 of its issued and outstanding shares of Class A Common Stock at a price of $10.598120 per share (the “Purchase Price”), a total of 1,941,684 shares of Class A Common Stock (the “Tendered Shares”) were validly tendered and not properly withdrawn as of the expiration date of the tender offer and were accepted for purchase by the Company. The Company purchased all such tendered shares of Class A Common Stock at the Purchase Price.

Immediately after giving effect to the purchase of the Tendered Shares and the conversion of the Company’s then-issued and outstanding shares of Class B Common Stock into shares of Class A Common Stock (described above), there were 18,928,585 shares of Class A Common Stock outstanding, no shares of Class B Common Stock outstanding and 17,391,300 shares of Preferred Stock outstanding as of the Closing Date. As of immediately following the Closing, (i) CONX’s public stockholders owned less than 1% of the outstanding shares of Class A Common Stock, and (ii) nXgen Opportunities, LLC and related parties and directors of the Company collectively owned approximately 99% of the outstanding shares of Class A Common Stock.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure contained in the Introductory Note of this Current Report on Form 8-K (the “Report”) is incorporated into this Item 2.01 by reference.

Seller is a subsidiary of EchoStar. Our Chairman and Director, Charles W. Ergen, is Chairman and co-founder of EchoStar and DISH. Our Chief Executive Officer, Kyle Jason Kiser served as Treasurer of DISH form 2008 to 2023. The disclosure set forth in the section titled “The Transaction – Interests of Certain Persons in the Transaction” beginning on page 51 of the Offer to Purchase filed as Exhibit (a)(1)(A) of the Schedule TO-I filed by the Company with the SEC on April 1, 2024 (together with any subsequent amendments and supplements thereto, the “Offer to Purchase”), is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the closing of the Transaction, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the closing of the Transaction, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Company after the closing of the Transaction, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward Looking Statements

This Report includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Transaction, and other risks and uncertainties indicated from time to time in filings with the SEC, including “Risk Factors” in the Offer to Purchase and in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 29, 2024, as amended on Form 10-K/A, filed with the SEC on April 15, 2024 (the “Form 10-K”), and in other reports we file with the SEC. CONX expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CONX’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Business

The business of CONX is described in the section titled “Information About CONX Following the Transaction” beginning on page 40 of the Offer to Purchase, and that information is incorporated herein by reference.

We are subject to the information reporting requirements of the Securities Exchange Act of 1934, and we file annual, quarterly and current reports and other information with the SEC. Our SEC filings are available free of charge at the SEC’s website at www.sec.gov.

Risk Factors

Risk factors related to CONX’s business and operations and the Transaction are set forth in the section titled “Risk Factors” beginning on page 40 of the Offer to Purchase and that information is incorporated herein by reference. Additional risk factors about CONX are set forth in the section titled “Risk Factors” beginning on page 14 of the Form 10-K and that information is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial information of CONX. Reference is made to the disclosure set forth in the section titled “Management’s Discussion and analysis of Financial Condition and Results of Operation of CONX” beginning on page 69 of the Offer to Purchase, and the disclosure set forth in the section titled “Quantitative and Qualitative Disclosures About Market Risk” on page 51 of the Form 10-K, which are incorporated herein by reference.

DISH, which is the guarantor under the Seller Lease Agreement, files annual, quarterly and current reports with the SEC. Such reports include the audited financial statements of DISH. DISH’s publicly available filings can be found on the SEC’s website at www.sec.gov and on EchoStar’s website at https://ir.echostar.com/financial-information/sec-filings. Neither DISH’s nor EchoStar’s filings or the other information contained on EchoStar’s website are incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure set forth in the section titled “Management’s Discussion and analysis of Financial Condition and Results of Operation of CONX” beginning on page 69 of the Offer to Purchase.

Properties

The Property is the sole property of the Company and is described in the section titled “Information About CONX Following the Transaction” beginning on page 40 of the Offer to Purchase and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company as of the Closing Date by:

•	each person known to the Company to be the beneficial owner of more than 5% of any class of the outstanding common stock of the Company;

•	each of the Company’s named executive officers and directors; and

•	all executive officers and directors of the Company as a group.

The beneficial ownership of shares of the Company’s common stock is based on 18,928,585 shares of Class A Common Stock issued and outstanding as of the Closing Date, and (i) with respect to Charles W. Ergen, nXgen Opportunities, LLC (“nXgen”) and all directors and executive officers as a group, 30,261,918 shares of Class A Common Stock, giving effect to the exercise of 11,333,333 private placement warrants to purchase shares of Class A Common Stock, and (ii) with respect to Ranch Legacy Trust, 36,319,885 shares of Class A Common Stock, giving effect to the conversion of 17,391,300 shares of Preferred Stock into shares of Class A Common Stock.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC.

Name and Address(1)	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Class(2)
nXgen Opportunities, LLC (3)(4)	30,083,333	99.41%
Charles W. Ergen (3)(4)	30,083,333	99.41%
Ranch Legacy Trust (5)	17,391,300	47.88%
Kyle Jason Kiser (3)	-	-
Gerald Gorman	10,000	*
David K. Moskowitz	10,000	*
Adrian Steckel	10,000	*
All directors and executive officers as a group (five individuals)	30,113,333	99.51%

* Less than one percent

(1)	Unless otherwise indicated, the business address of each of the persons referenced herein is 5701 S. Santa Fe Dr. Littleton, CO 80120.

(2)	Describes the ownership percentage of shares beneficially owned by each beneficial owner. The calculation assumes the exercise or conversion only of the securities beneficially owned by the applicable beneficial owner into shares of Class A Common Stock held by the applicable beneficial owner that are either currently convertible or exercisable, or may become convertible or exercisable within 60 days after, the date hereof.

(3)	nXgen is the record holder of the securities reported herein. Charles W. Ergen controls nXgen. Mr Ergen has a 90% economic interest in nXgen and our Chief Executive Officer, Kyle Jason Kiser, has a 10% economic interest in, but no beneficial ownership over any securities owned by, nXgen. Mr. Ergen disclaims beneficial ownership over any securities owned by nXgen other than to the extent of his pecuniary interest therein.

(4)

The shares reported herein give effect to the exercise of 11,333,333 private placement warrants to purchase one share of Class A Common Stock each at a price of $11.50 per share, subject to adjustment, exercisable 30 days after the Closing, which warrants expire five years after the Closing or earlier upon redemption or liquidation. The beneficial ownership of shares of Class A Common Stock excludes 17,391,300 shares of Class A Common Stock issuable upon conversion of the Preferred Stock held by the Trust (as defined below) established for the benefit of Mr. Ergen’s family.

(5)	The shares reported herein give effect to 17,391,300 shares of Class A Common Stock issuable upon conversion of the Preferred Stock. Pursuant to the Certificate of Designation, on the tenth trading day following the date on which the volume-weighted average price for the Company’s common stock over any twenty trading days within any preceding thirty consecutive trading day period is greater than or equal to $11.50, each share of Preferred Stock will mandatorily be converted into one share of Class A Common Stock, subject to certain limitations and customary adjustments for stock dividends, stock splits and similar corporate actions. The securities are held directly by Ranch Legacy Trust (the “Trust”). Centennial Fiduciary Management LLC (the “Trustee”) is the trustee of the Trust and Robert J. Hooke is the trust officer of the Trustee. Each such person may be deemed to have beneficial ownership of the shares solely by virtue of its position as trustee of the Trust or trust officer of the Trustee, respectively, and disclaims beneficial ownership over any securities owned by the Trust other than to the extent of its pecuniary interest therein. The business address of the Trust is 1623 Central Ave., Suite 2014, Cheyenne, WY 82001.

Directors and Executive Officers

The Company’s directors and executive officers after the consummation of the Transaction are described in the section titled “Information About CONX Following the Transaction” beginning on page 40 of the Offer to Purchase and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of CONX are described in the section titled “Certain Relationships and Related Party Transactions” beginning on page 85 of the Offer to Purchase, and the section titled “Certain Relationships and Related Transactions, and Director Independence,” beginning on page 62 of the Form 10-K, and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section titled “Legal Proceedings” on page 45 of the Form 10-K, and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Until May 6, 2024, the Class A Common Stock was listed on the Nasdaq Capital Market under the symbol “CONX.” As of the date of this Report, the Class A Common Stock is not currently listed on any securities exchange. The Company has applied for its securities to be listed on an over-the-counter market operated by OTC Markets Group, Inc.

The following table reflects the high and low closing sales information for our Class A Common Stock for each fiscal quarter during the fiscal years ended December 31, 2023 and 2022 based on historical trading prices on the Nasdaq Capital Market.

	Class A Common Stock Market Price
	High	Low
Fiscal Year Ended December 31, 2023:
First Quarter	$10.21	$10.13
Second Quarter	$10.46	$10.13
Third Quarter	$10.44	$10.24
Fourth Quarter	$11.35	$10.35

	Class A Common Stock Market Price
	High	Low
Fiscal Year Ended December 31, 2022:
First Quarter	$9.85	$9.78
Second Quarter	$9.90	$9.85
Third Quarter	$10.00	$9.90
Fourth Quarter	$10.20	$9.95

As of the Closing Date, there were approximately 6 holders of record of our Class A Common Stock.

CONX has not paid any cash dividends on shares of Class A Common Stock to date. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the board of directors of CONX.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the section titled “Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934” attached as Exhibit 4.2 to CONX Corp.’s Annual Report on Form 10-K, filed with the SEC on March 1, 2023, which is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the description of indemnification of directors and officers set forth in the section titled “Directors, Executive Officers and Corporate Governance” beginning on page 54 of the Form 10-K, which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the financial statements of CONX included in the Form 10-K beginning on page F-1 thereof, and such financial statements are incorporated herein by reference.

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

Reference is made to the information set forth in the section titled “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure” on page 51 of the Form 10-K, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note – Issuance of Series A Preferred Stock” is incorporated herein by reference.

The Preferred Stock issued by the Company to the Trust and the Class A Common Stock issued to nXgen as a result of the conversion of the Class B Common Stock on the Closing Date were issued pursuant to and in accordance with the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Section 3(a)(9) of the Securities Act, respectively.

Item 3.03 Material Modification to Rights of Security Holders.

The Preferred Stock ranks senior to all of the Company’s common stock as to dividends or distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2024, the Company filed the Certificate of Designation with the Secretary of State of Nevada setting forth the terms, rights, obligations and preferences of the Preferred Stock. A copy of the Certificate of Designation relating to the Preferred Stock is listed as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Transaction, the Company ceased being a shell company. Reference is made to the disclosure in the sections titled “The Transaction” beginning on page 47 and “The Purchase Agreement” beginning on page 53 of the Offer to Purchase, which are incorporated herein by reference. Further, the information set forth in the “Introductory Note” and under Item 2.01 of this Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

The unaudited pro forma financial statements are filed as Exhibit 99.1 to this Report and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1	Purchase and Sale Agreement, dated March 10, 2024, by and between CONX Corp. and EchoStar Real Estate Holding L.L.C. (filed as Exhibit 10.1 to CONX Corp.’s Current Report on Form 8-K, filed on March 11, 2024, and incorporated herein by reference).
2.2	Amendment No. 1 to Purchase and Sale Agreement, dated as of April 26, 2024 (filed as Exhibit 10.2 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on May 2, 2024, and incorporated herein by reference).
3.1	Amended and Restated Articles of Incorporation, dated as of October 29, 2020 (filed as Exhibit 3.1 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on November 3, 2020, and incorporated herein by reference).
3.2	First Amendment to the Amended and Restated Articles of Incorporation, dated as of October 31, 2022 (filed as Exhibit 3.1 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on November 1, 2022, and incorporated herein by reference).
3.3	Second Amendment to the Amended and Restated Articles of Incorporation of CONX Corp., dated as of June 2, 2023 (filed as Exhibit 3.1 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on June 2, 2023, and incorporated herein by reference).
3.4	Third Amendment to the Amended and Restated Articles of Incorporation of CONX Corp., dated as of November 3, 2023 (filed as Exhibit 3.1 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on November 3, 2023, and incorporated herein by reference).
3.5	Certificate of Designation of Series A Convertible Preferred Stock
3.6	Bylaws (filed as Exhibit 3.2 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on November 3, 2020, and incorporated herein by reference).
10.1	Purchase and Sale Agreement, dated March 10, 2024, by and between CONX Corp. and EchoStar Real Estate Holding L.L.C. (filed as Exhibit 10.1 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on March 11, 2024, and incorporated herein by reference).
10.2	Amendment No. 1 to Purchase and Sale Agreement, dated as of April 26, 2024 (filed as Exhibit 10.2 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on May 2, 2024, and incorporated herein by reference).
10.3	Lease Agreement, dated as of May 1, 2024, by and between CONX Corp. and EchoStar Real Estate Holding L.L.C. (filed as Exhibit 10.3 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on May 2, 2024, and incorporated herein by reference).
10.4	Subscription Agreement, dated November 1, 2023 (filed as Exhibit 10.1 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on November 1, 2023, and incorporated herein by reference).
10.5	Amendment No. 1 to Subscription Agreement, dated March 25, 2024 (filed as Exhibit (d)(15) of Schedule TO-I, filed with the SEC on April 1, 2024, and incorporated herein by reference).
10.6	Letter Agreement, dated October 29, 2020, by and among the Company, its executive officers, its directors and nXgen Opportunities, LLC (filed as Exhibit 10.1 to CONX Corp’s Current Report on Form 8-K, filed with the SEC on November 3, 2020, and incorporated herein by reference).
10.7	Registration Rights and Stockholder Agreement, dated October 29, 2020, by and among the Company, nXgen Opportunities, LLC and the other holders party thereto (filed as Exhibit 10.3 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on November 3, 2020, and incorporated herein by reference).
10.8	Private Placement Warrants Purchase Agreement, dated October 29, 2020, by and among the Company and nXgen Opportunities, LLC (filed as Exhibit 10.4 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on November 3, 2020, and incorporated herein by reference).
10.9	Form of Indemnity Agreement between the Company and each of the officers and directors of the Company (filed as Exhibit 10.5 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on November 3, 2020, and incorporated herein by reference).
99.1	Unaudited Pro Forma Financial Statements of CONX Corp.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONX Corp.

Date: May 7, 2024	By:	/s/ Kyle Jason Kiser
	Name:	Kyle Jason Kiser
	Title:	Chief Executive Officer

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